TORTOISE CAPITAL SERIES TRUST

TORTOISE POWER AND ENERGY INFRASTRUCTURE FUND

SUPPLEMENT DATED JANUARY 29, 2025

TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION DATED DECEMBER 20, 2024

At a meeting held on January 22, 2025, the Board of Trustees of Tortoise Capital Series Trust approved a change to Tortoise Power and Energy Infrastructure Fund’s distribution policy to authorize the declaration and payment of monthly dividends based on the Fund’s distributable cash flow. The policy will take effect with the January 2025 distribution.

Accordingly, the Fund’s disclosure is modified as follows:

The following replaces the first sentence under DIVIDENDS, DISTRIBUTIONS AND TAXES on page 23 in the Prospectus:

General Policies. The Fund expects to pay out monthly dividends based on the Fund’s distributable cash flow. Distributable cash flow generally represents dividends and distributions from equity investments, interest from debt securities and net premiums from options, less expenses. Net realized capital gains distributions, if any, will be paid out at least annually.

Due to the tax treatment under current law of cash distributions made by MLPs in which the Fund invests, a portion of the distributions the Fund anticipates making may consist of tax-deferred return of capital. To the extent that distributions exceed the Fund’s earnings and profits, distributions are generally not treated as taxable income for the investor. Instead, Fund shareholders will experience a reduction in the basis of their shares, which may increase the capital gain or reduce capital loss realized upon the sale of such shares. Thus, if all or a portion of a distribution payment made by the Fund amounts to a return of capital, the Fund would be required to provide a written notice to that effect.

The following replaces the first sentence under DIVIDENDS AND DISTRIBUTIONS on page 37 in the Statement of Additional Information:

General Policies. The Fund expects to pay out monthly dividends based on the Fund’s distributable cash flow. Distributable cash flow generally represents dividends and distributions from equity investments, interest from debt securities and net premiums from options, less expenses. Net realized capital gains distributions, if any, will be paid out at least annually.

Due to the tax treatment under current law of cash distributions made by MLPs in which the Fund invests, a portion of the distributions the Fund anticipates making may consist of tax-deferred return of capital. To the extent that distributions exceed the Fund’s earnings and profits, distributions are generally not treated as taxable income for the investor. Instead, Fund shareholders will experience a reduction in the basis of their shares, which may increase the capital gain or reduce capital loss realized upon the sale of such shares. Thus, if all or a portion of a distribution payment made by the Fund amounts to a return of capital, the Fund would be required to provide a written notice to that effect.

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